UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

SAUER ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53598	26-3261559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4670 CalleCarga Unit A, Camarillo, CA	93012
(Address of principal executive offices)	(Zip Code)

(888) 829-8748

Registrant’s telephone number, including area code

NA

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of W.T. Uniack& Co., CPAs P.C.

On November 5, 2014 the Board of Directors of Sauer Energy, Inc. dismissed W.T. Uniack& Co., CPAs P.C.(“WTU”) as its independent registered public accounting firm.

The report of WTU on the Company’s financial statements for the year ended August 31, 2013 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles but did include an explanatory paragraph and footnote questioning the Company’s ability to continue as a going concern. During the period of WTU’s engagement as the Company’s independent registered public accounting firm through November 5, 2014 (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with WTU on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WTU, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided WTU with a copy of this Report prior to its filing with the SEC and requested WTU to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. The Registrant intends to include that letter, when received, as Exhibit 16.1 to an amendment to this Form 8-K.

(b) Engagement of MartinelliMick PLLC

On November 5, 2014, the Board of Directors appointed MartinelliMick PLLC (“MM”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years and through November 5, 2014, neither us nor anyone on our behalf consulted MM regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01   Financial Statements and Exhibits

Financial Information

None

Exhibits:

16.1

Letter from WTU (to be filed by amendment)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER ENERGY, INC.
November 6, 2014	By: /s/ Dieter R. Sauer, Jr.
Dieter R. Sauer, Jr. Director and President